UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 19, 2008
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

45 Northeast Industrial Road
Branford, Connecticut   06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant’s telephone number, including area code)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On March 19, 2009, Neurogen Corporation issued a press release announcing its results of operations for the quarter ended December 31, 2008. The information contained in Exhibit 99.1 is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information in this Current Report (including Exhibit 99.1) is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing to this Item 2.02.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Press Release, dated March 19, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION
(Registrant)

By:/s/ Thomas A. Pitler
Name: Thomas A. Pitler
Date: March 19, 2009	Title: Senior Vice President, Chief Business and Financial Officer

EXHIBIT INDEX

99.1	Press Release, dated March 19, 2009.